1 SUPPLEMENTAL INDENTURE dated as of June 12, 2023 among CENTURY ALUMINUM COMPANY, The Guarantor(s) Party Hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee ____________________ 7.5% SENIOR SECURED NOTES DUE 2028

2 THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of May 30, 2023, among Century Aluminum Company, a Delaware corporation (the “Company”), the Guarantors party hereto, Century Aluminum Trading Company, a Delaware corporation (the “Undersigned”), and Wilmington Trust, National Association, as trustee (the “Trustee”). RECITALS WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of April 14, 2021 (the “Indenture”), relating to the Company’s 7.5% Senior Secured Notes due 2028 (the “Notes”); WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Company agreed pursuant to the Indenture to cause any newly acquired or created Domestic Restricted Subsidiaries (other than Foreign-Owned Parent Holding Companies and Foreign Holding Companies) to provide Guarantees. AGREEMENT NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows: SECTION 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture. SECTION 2. The Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof. SECTION 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. SECTION 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument. SECTION 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together. SECTION 6. The Trustee makes no representation as to the validity or adequacy of this Supplemental Indenture or the recitals contained herein. The Trustee shall not be responsible or liable for the validity or sufficiency of this Supplemental Indenture. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. The

3 affording protection to the Trustee, whether or not elsewhere herein so provided. The Company and each Guarantor expressly reaffirms and confirms its obligation to indemnify the Trustee in connection with the Indenture and this Supplemental Indenture and the actions contemplated hereby.

Supplemental Indenture Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written. CENTURY ALUMINUM COMPANY, as Issuer By: Name: Gerald C. Bialek Title: Executive Vice President and Chief Financial Officer CENTURY ALUMINUM TRADING COMPANY By: Name: Gunnar Guðlaugsson Title: President WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: Name: Title:

Supplemental Indenture Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written. CENTURY ALUMINUM COMPANY, as Issuer By: Name: Gerald C. Bialek Title: Executive Vice President and Chief Financial Officer CENTURY ALUMINUM TRADING COMPANY By: Name: Gunnar Guðlaugsson Title: President WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: Name: Barry D. Somrock Title: Vice President